EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2021
Earnings per share
Schedule of Data Relating to Net Income (Loss) and Weighted Average Number of Shares

Following are data relating to the profit and the weighted average number of shares that were taken into account in computing the basic and diluted EPS:

	Year ended December 31,
	2019	2020	2021
Profit used for the computation of basic and diluted EPS attributable to the owners of the Company (NIS in millions)	19	17	115

Weighted average number of shares used in computation of basic EPS (in thousands)	162,831	182,331	183,203

Add - net additional shares from assumed exercise of employee stock options and restricted shared (in thousands)	777	857	1,131

Weighted average number of shares used in computation of diluted EPS (in thousands)	163,608	183,188	184,334

Number of options and restricted shares not taken into account in computation of diluted earnings per share, because of their anti-dilutive effect (in thousands)	8,952	6,466	4,470